                   DQE ENTERPRISES CONSOL         Exhibit 99.2                 1
             Consolidated YTD Income Statement                    INCSTMTCONdecn
              For the Periods Ending 12/31/00



                                  Allegheny                                           Property          Keystone
                                 Development         Duquense                          Venture           Power
                                 Corporation       Enterprises       OnDemand            Ltd.           Services          JLK


RENTALS                                    0               0                 0         5,482,398             0             0
ASSET SALES                                0               0                 0         1,999,910             0             0
ENERGY SALES                      13,566,377               0                 0                 0             0             0
OTHER REVENUES                             0         128,500                 0                 0             0             0
DIVIDENDS                                  0       1,867,728                 0                 0             0             0
ON DEMAND ENERGY REVENUE                   0               0         4,048,058                 0             0             0
                                ------------      ----------        ----------       -----------    ----------       -------
TOTAL REVENUES                    13,566,377       1,996,228         4,048,058         7,482,308             0             0
                                ------------      ----------        ----------       -----------    ----------       -------

SALARIES                                   0       4,067,367           144,312             3,235             0             0
DEPRECIATION & AMORTIZATION          758,088         137,699           242,201         1,665,669       646,307             0
EMPLOYEE EXPENSES                          0         400,173            56,701                69             0             0
OFFICE SUPPLIES AND EXPENSES             385          79,583            29,909                70             0             0
PAYROLL FRINGES AND TAXES                  0         129,490            87,784             1,116             0             0
RENT EXPENSE                             520         137,881           109,993               983             0             0
TELEPHONE EXPENSE                      1,288          66,062            29,106             1,430             0             0
OFFICE EQUIPMENT LEASES                    0           9,651                 0                 0             0             0
INSURANCE EXPENSE                     45,739          14,204            11,094            11,538             0             0
MISCELLANEOUS EXPENSE                  5,787          99,370             1,008             3,687           126           185
DLC-ACCTG/FINANCIAL SERVICES               0           2,343                 0                 0             0             0
DLC-LEGAL SERVICES                         0              90                 0                 0             0             0
DLC-OTHER SERVICES                         0          53,556            54,000                25             0             0
DLC-A&G CHARGE                             0          14,994            13,123                 0             0             0
DQE COST ALLOCATION                        0         770,004                 0                 0             0             0
MANAGEMENT FEE                     3,477,611               0                 0         5,413,445             0             0
ADVERTISING & PROMOTION                    0               0           105,139                 0             0             0
OUTSIDE LEGAL SERVICES                     0         537,565            13,886            10,047             0           190
OTHER OUTSIDE SERVICES                 6,000       1,321,424             2,363                (1)            0             0
MANAGEMENT SERVICES                  128,113               0                 0                 0             0             0
STATE CAPITAL STOCK TAX              108,507           9,766             1,261           237,444        71,364           250
PROPERTY TAX                               0               0                 0            14,569             0             0
PGH BUSINESS PRIVILEGE TAX                 0               0            18,561            54,653             0             0
COST OF ASSETS SOLD                        0               0                 0           578,606             0             0
ADC OPERATING EXPENSES             7,538,219               0                 0                 0             0             0
RENTAL PROPERTY EXPENSES                   0               0                 0         1,997,394             0             0
ON DEMAND ENERGY OPER EXPENSES             0               0         3,814,596                 0             0             0
                                ------------      ----------        ----------       -----------    ----------       -------
TOTAL OPERATING EXPENSE           12,070,257       7,851,222         4,735,037         9,993,979       717,797           625
                                ------------      ----------        ----------       -----------    ----------       -------

TOTAL OPERATING INCOME             1,496,120      (5,854,994)         (686,979)       (2,511,671)     (717,797)          (625)

INTEREST EARNED                      304,488         617,307            73,036         1,440,415       215,802             0
OTHER INCOME                               0       5,065,536           (12,044)          (26,578)    1,733,100       886,206
MANAGEMENT FEE                             0       8,891,056                 0                 0             0             0
                                ------------      ----------        ----------       -----------    ----------       -------
TOTAL OTHER INCOME                   304,488      14,573,899            60,992         1,413,837     1,948,902       886,206
                                ------------      ----------        ----------       -----------    ----------       -------
INTEREST EXPENSE                           0       3,569,071           176,338           720,351         2,939             0

NET INCOME BEFORE TAX              1,800,608       5,149,834          (802,325)       (1,818,185)    1,228,166       885,581

FEDERAL INCOME TAXES                 567,255       1,148,323          (280,814)         (636,365       419,026       278,989
STATE INCOME TAXES                   179,881         400,663                 0            48,699        30,544        88,470
                                ------------      ----------        ----------       -----------    ----------       -------
NET INCOME AFTER TAX               1,053,472       3,600,848          (521,511)       (1,230,519)      778,596       518,122
                                ============      ==========        ==========       ===========    ==========       =======




                                       DQE
                                    Enterprise
                                   Ventures, Inc.        Eliminations                      Total


RENTALS                                  0                            0                  5,482,398
ASSET SALES                              0                            0                  1,999,910
ENERGY SALES                             0                            0                 13,566,377
OTHER REVENUES                           0                            0                    128,500
DIVIDENDS                                0                     (657,866)                 1,209,862
ON DEMAND ENERGY REVENUE                 0                     (393,812)                 3,654,246
                                ----------                  -----------                -----------
TOTAL REVENUES                           0                   (1,051,678)                26,041,293
                                ----------                  -----------                -----------

SALARIES                                 0                            0                  4,214,914
DEPRECIATION & AMORTIZATION              0                            0                  3,449,964
EMPLOYEE EXPENSES                        0                            0                    456,943
OFFICE SUPPLIES AND EXPENSES             0                            0                    109,947
PAYROLL FRINGES AND TAXES                0                            0                    218,390
RENT EXPENSE                             0                            0                    249,377
TELEPHONE EXPENSE                        0                            0                     97,886
OFFICE EQUIPMENT LEASES                  0                            0                      9,651
INSURANCE EXPENSE                        0                            0                     82,575
MISCELLANEOUS EXPENSE                    0                            0                    110,163
DLC-ACCTG/FINANCIAL SERVICES             0                            0                      2,343
DLC-LEGAL SERVICES                       0                            0                         90
DLC-OTHER SERVICES                       0                            0                    107,581
DLC-A&G CHARGE                           0                            0                     28,117
DQE COST ALLOCATION                      0                            0                    770,004
MANAGEMENT FEE                           0                   (8,891,056)                         0
ADVERTISING & PROMOTION                  0                            0                    105,139
OUTSIDE LEGAL SERVICES                   0                            0                    561,688
OTHER OUTSIDE SERVICES                   0                     (393,812)                   935,974
MANAGEMENT SERVICES                      0                            0                    128,113
STATE CAPITAL STOCK TAX                  0                            0                    428,592
PROPERTY TAX                             0                            0                     14,569
PGH BUSINESS PRIVILEGE TAX               0                            0                     73,214
COST OF ASSETS SOLD                      0                            0                    578,606
ADC OPERATING EXPENSES                   0                            0                  7,538,219
RENTAL PROPERTY EXPENSES                 0                            0                  1,997,394
ON DEMAND ENERGY OPER EXPENS             0                            0                  3,814,596
                                ----------                  -----------                -----------
TOTAL OPERATING EXPENSE                  0                   (9,284,868)                26,084,049
                                ----------                  -----------                -----------

TOTAL OPERATING INCOME                   0                    8,233,190                    (42,756)

INTEREST EARNED                          0                   (1,741,094)                   909,954
OTHER INCOME                             0                            0                  7,646,220
MANAGEMENT FEE                           0                   (8,891,056)                         0
                                ----------                  -----------                -----------
TOTAL OTHER INCOME                       0                  (10,632,150)                 8,556,174
                                ----------                  -----------                -----------
INTEREST EXPENSE                         0                   (1,741,094)                 2,727,605

NET INCOME BEFORE TAX                    0                     (657,866)                 5,785,813

FEDERAL INCOME TAXES                     0                            0                  1,496,414
STATE INCOME TAXES                       0                            0                    748,257
                                ----------                  -----------                -----------
NET INCOME AFTER TAX                     0                     (657,866)                 3,541,142
                                ==========                  ===========                ===========


03/28/01             DQE ENTERPRISES CONSOL   Exhibit 99.2 (cont'd)            1
                          Balance Sheet                               BALSHTdecn
                         As of 12/31/00

                                                                                               DQE
                 Allegheny                               Property    Keystone               Enterprise
                Development    Duquense                  Venture      Power                 Ventures,
                Corporation  Enterprises    OnDemand       Ltd.      Services       JLK        Inc.     Eliminations      Total


                                                                            ASSETS

CASH                     $0    $1,042,828          $0           $0          ($1)         $0     $20,000            $1    $1,062,828
TEMPORARY
 INVESTMENTS              0       (21,572)          0            0            0           0           0             0       (21,572)

                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
TOTAL CASH               $0    $1,021,256          $0           $0          ($1)         $0     $20,000            $1    $1,041,256

ACCTS
 RECEIVABLE-DLC          $0            $0          $0     ($37,549)          $0          $0          $0            $0      ($37,549)
ACCTS
 RECEIVABLE-ADC           0     3,614,041           0            0       50,382           0           0    (3,664,423)            0
ACCTS
 RECEIVABLE-PVL           0     8,761,149           0            0       23,001           0           0    (8,784,150)            0
ACCTS
 RECEIVABLE-
 KEYSTONE                 0      (232,110)          0            0            0           0           0       232,110             0
ACCTS
 RECEIVABLE-DQE         100             0           0            0            0           0           0             0           100
ACCTS
 RECEIVABLE-
 MONITOR.COM              0       155,339           0            0            0           0           0             0       155,339
ACCTS
 RECEIVABLE-
 JLK TECH                 0       620,492           0            0       13,799           0           0      (634,291)            0
ACCTS
 RECEIVABLE-
 ON-DEMAND ENE            0    (1,023,937)          0            0            0           0           0     1,023,937             0
ADVANCES
 RECEIVABLE-PVL      87,985             0           0            0            0           0           0       (87,985)            0
ADVANCES
 RECEIVABLE-DE    7,789,957             0    (846,327)  33,007,249            0           0           0   (39,950,879)            0
ACCTS
 RECEIVABLE-
 DQE COMM                 0       (18,269)          0            0            0           0           0             0       (18,269)

ADVANCES
 RECEIVABLE-
 DQE COMM                 0        87,165           0            0            0           0           0       (87,165)            0
ACCTS
 RECEIVABLE-
 OTHER              747,426     1,762,664     843,169       11,211            0           0           0      (120,914)    3,243,556
ACCTS
 RECEIVABLE-ATS           0       102,884           0            0            0           0           0             0       102,884
OTHER CURRENT
 ASSETS                   0             0           0            0        2,736           0           0             0         2,736
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
TOTAL
 RECEIVABLES     $8,625,468   $13,829,418     ($3,158) $32,980,911      $89,918          $0          $0  $(52,073,760)   $3,448,797

INVENTORY                $0            $0      $5,851           $0           $0          $0          $0            $0        $5,851
DEFERRED
 FEDERAL INCOME
 TAXES                    0     2,578,868           0            0            0           0           0             0     2,578,868
DEFERRED STATE
 INCOME TAXES             0       817,511           0            0            0           0           0             0       817,511
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
TOTAL OTHER
 CURRENT ASSETS          $0    $3,396,379      $5,851           $0           $0          $0          $0            $0    $3,402,230
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------

TOTAL CURRENT
 ASSETS          $8,625,468   $18,247,053      $2,693  $32,980,911      $89,917          $0     $20,000  ($52,073,759)   $7,892,283



OFFICE
 FURNITURE &
 EQUIPMENT          $52,917      $643,499    $360,702      $91,952           $0          $0          $0            $0    $1,149,070
ACC DEPREC-OFF
 FURN & EQUIP       (44,546)     (347,412)   (152,180)     (71,862)           0           0           0             0      (616,000)

                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
OFFICE
 FURNITURE &
 EQUIPMENT           $8,371      $296,087    $208,522      $20,090           $0          $0          $0            $0      $533,070

BUILDINGS                $0            $0          $0  $33,555,503           $0          $0          $0            $0   $33,555,503
ACC DEPREC-
 BUILDINGS                0             0           0   (8,665,830)           0           0           0             0    (8,665,830)


BUILDINGS                $0            $0          $0  $24,889,673           $0          $0          $0            $0   $24,889,673




ADC ENERGY
 FACILITIY      $11,126,783            $0          $0           $0           $0          $0          $0            $0   $11,126,783
ACC DEPREC-
 ADC ENERGY
 FACILITY        (6,690,586)            0           0            0            0           0           0             0    (6,690,586)

                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
ENERGY FACILITY  $4,436,197            $0          $0           $0           $0          $0          $0            $0    $4,436,197
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------

                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------

ODE-SHARED
 SAVINGS ASSETS          $0            $0  $1,002,552           $0           $0          $0          $0            $0    $1,002,552
ODE-ACC DEP
 SHARED SAVINGS
 ASSETS                   0             0    (289,177)           0            0           0           0             0      (289,177)

                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
ODE SHARED
 SAVINGS ASSETS          $0            $0    $713,375           $0           $0          $0          $0            $0      $713,375

LAND                     $0            $0          $0   $4,760,365           $0          $0          $0            $0    $4,760,365
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
TOTAL FIXED
 ASSETS          $4,444,568      $296,087    $921,897  $29,670,128           $0          $0          $0            $0   $35,332,680


GOODWILL                 $0            $0          $0           $0  $18,282,054          $0          $0            $0   $18,282,054
DEFERRED DEBITS      (4,599)      478,159      75,170      412,014      413,173           0           0       (17,240)    1,356,677
DEFERRED
 FEDERAL INCOME
 TAXES                    0       212,836           0            0            0           0           0             0       212,836
DEFERRED STATE
 INCOME TAXES             0        67,492           0            0            0           0           0             0        67,492
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
TOTAL DEFERRED
 ASSETS             ($4,599)     $758,487     $75,170     $412,014  $18,695,227          $0          $0      ($17,240)  $19,919,059

INVESTMENTS              $0  $154,047,655    $110,000           $0   $6,233,147  $1,248,336 $17,806,589  ($72,055,343) $107,390,384
LEASE PAYMENT
 RECEIVABLE               0             0   1,050,861            0            0           0           0             0     1,050,861
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------
TOTAL OTHER
 ASSETS                  $0  $154,047,655  $1,160,861           $0   $6,233,147  $1,248,336 $17,806,589  ($72,055,343) $108,441,245
                -----------  ------------  ----------  -----------  -----------  ---------- ----------- -------------  ------------

TOTAL ASSETS    $13,065,437  $173,349,282  $2,160,621  $63,063,053  $25,018,291  $1,248,336 $17,826,589 ($124,146,342) $171,585,267
                ===========  ============  ==========  ===========  ===========  ========== =========== =============  ============

03/28/01           DQE ENTERPRISES CONSOL    Exhibit 99.2 (cont'd)             2
                        Balance Sheet                                 BALSHTdecn
                       As of 12/31/00


                                                                                               DQE
             Allegheny                                 Property     Keystone                Enterprise
            Development     Duquesne                   Venture        Power                  Ventures,
            Corporation   Enterprises    OnDemand        Ltd.       Services       JLK         Inc.      Eliminations      Total


                                                     LIABILITIES & OWNER'S EQUITY

ACCOUNTS
 PAYABLE-
 ODE                 $0      $120,109          $805            $0           $0          $0           $0     ($120,914)           $0
ACCOUNTS
 PAYABLE-
 DLC                  0      (294,376)            0             0            0           0            0             0      (294,376)

ACCTS
 PAYABLE-DE   3,614,041             0    (1,023,937)    8,761,149     (232,110)    620,492            0   (11,739,635)            0
ACCTS
 PAYABLE-
 KEYSTONE        50,382             0             0        23,001            0      13,799            0       (87,182)            0
ACCOUNTS
 PAYABLE-
 DQE                  0     2,614,680        20,400             0            0           0            0             0     2,635,080
ACCOUNTS
 PAYABLE-
 DQEES           77,208             0             0             0            0           0            0             0        77,208
ADVANCES
 PAYABLE-
 ADC                  0     7,789,957             0        87,985            0           0            0    (7,877,942)            0
ADVANCES
 PAYABLE-
 PVL                  0    33,007,249             0             0            0           0            0   (33,007,249)            0
ADVANCES
 PAYABLE-DE           0             0             0             0       87,165           0            0       (87,165)            0
ADVANCES
 PAYABLE-
 ODE                  0      (846,327)            0             0            0           0            0       846,327             0
ACCOUNTS
 PAYABLE-
 VALU
 SOURCE               0       232,118             0             0            0           0            0             0       232,118
NOTES
 PAYABLE-
 CURRENT              0    35,900,000     2,000,000             0            0           0            0             0    37,900,000
ACCOUNTS
 PAYABLE              0             0       308,183             0          143           0            0             0       308,326
ACCOUNTS
 PAYABLE-
 OTHERS         857,673     1,193,419       386,235        66,403            0           0            0             0     2,503,730
ACCOUNTS
 PAYABLE-
 CHECKS
 ISSUED          31,352       344,806        46,186            13         (143)          0            0             0       422,214
PAYROLL
 WITH-
 HOLDINGS             0        11,676         6,871             0            0           0            0             0        18,547
CURRENT
 PORTION OF
 LT DEBT              0             0         9,954       419,587            0           0            0             0       429,541
PAYROLL
 ACCRUAL              0       101,604             0         7,500            0           0            0             0       109,104
ACCTS
 PAYABLE-
 LONG TERM
 INC                  0        46,177             0             0            0           0            0             0        46,177
            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------
TOTAL SHORT
 TERM
 PAYABLES    $4,630,656   $80,221,092    $1,754,697    $9,365,638    ($144,945)   $634,291           $0  ($52,073,760)  $44,387,669

INTEREST
 ACCRUED             $0      $248,711       $13,778            $0           $0          $0           $0            $0      $262,489
STATE
 INCOME
 TAXES
 PAYABLE      ($145,126)   $3,634,000       ($5,162)    ($155,580)    ($22,150)    $33,183           $0            $0    $3,339,165
ACCRUED
 LOCAL
 TAXES                0             0        17,400             0            0           0            0             0        17,400
ACCRUED
 CAPITAL
 STOCK TAX      (15,855)       75,423        (3,984)       20,580      126,921         350            0             0       203,435
RESERVES -
 CHESTER
 SALE                 0     2,733,046             0             0            0           0            0             0     2,733,046
            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------
TOTAL OTHER
 LIABIL-
 ITIES        ($160,981)   $6,691,180       $22,032     ($135,000)    $104,771     $33,533           $0            $0    $6,555,535
            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------

TOTAL
 CURRENT
 LIABIL-
 ITIES       $4,469,675   $86,912,272    $1,776,729    $9,230,638    ($40,174)    $667,824           $0  ($52,073,760)  $50,943,204

OTHER
 LIABIL-
 ITIES         $183,533            $0      $278,232            $0           $0          $0           $0            $0      $461,765
DEFERRED
 INCOME
 TAXES          384,505    11,596,300        23,247    (1,155,495)     131,598      (3,384)   3,113,244             0    14,090,015
MORTGAGE
 PAYABLE              0             0             0     6,643,504            0           0            0             0     6,643,504
NOTES
 PAYABLE -
 LONG TERM            0             0        11,575             0            0           0            0             0        11,575
OTHER
 LIABIL-
 ITIES                0             0        83,758             0            0           0            0             0        83,758
            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------
TOTAL OTHER
 LIABIL-
 ITIES         $568,038   $11,596,300      $396,812    $5,488,009     $131,598     ($3,384)  $3,113,244            $0   $21,290,617
            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------
TOTAL
 LIABIL-
 ITIES       $5,037,713   $98,508,572    $2,173,541   $14,718,647      $91,424    $664,440   $3,113,244  ($52,073,760)  $72,233,821

SHAREHOLDER
 EQUITY
COMMON
 STOCK          $96,000            $2       $45,500            $1           $0          $0           $0     ($141,500)           $3
ADDITIONAL
 PAID IN
 CAPITAL      6,889,377    99,849,704     1,654,500    50,320,822   23,217,968           0   14,713,344   (91,074,950)  105,570,765
RETAINED
 EARNINGS     9,275,125    30,092,136    (1,191,409)   11,365,442      930,303      65,774            1    (1,595,857)   48,941,515
YTD NET
 INCOME       1,053,474     3,600,847      (521,511)   (1,230,519)     778,596     518,122            0      (657,866)    3,541,143
DIVIDENDS    (9,286,252)  (58,701,979)            0   (12,111,340)           0           0            0    21,397,592   (58,701,979)

TREASURY
 STOCK                0             0             0             0            0           0            0            (1)           (1)

            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------
TOTAL
 SHARE-
 HOLDER
 EQUITY      $8,027,724   $74,840,710      ($12,920)  $48,344,406  $24,926,867    $583,896  $14,713,345  ($72,072,582)  $99,351,446
            -----------  ------------  ------------  ------------  -----------  ----------  ----------- -------------  ------------

TOTAL
 LIABILITY/
 OWNER
 EQUITY     $13,065,437  $173,349,282    $2,160,621   $63,063,053  $25,018,291  $1,248,336  $17,826,589 ($124,146,342) $171,585,267
            ===========  ============  ============  ============  ===========  ==========  =========== =============  ============